UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2004

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by Planar Systems, Inc. on July 14, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 14, 2004, Planar Systems, Inc. issued a press release announcing its financial results for the quarter and nine months ended June 25, 2004 and its expectations as to its financial results for the quarter and fiscal year ending September 24, 2004. The press release is furnished herewith as Exhibit 99.1 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 14, 2004.

PLANAR SYSTEMS, INC.
(Registrant)

/s/ Steve Buhaly
Steve Buhaly
Vice President and
Chief Financial Officer